UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 19, 2011
RXI PHARMACEUTICALS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33958	20-8099512

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
60 Prescott Street,
Worcester, Massachusetts
01605
(Address of Principal
Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (508) 767-3861
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 8.01 Other Events
Item 9.01 Exhibits
Signature
Index to Exhibits
EX-10.1
EX-99.1

Item 1.01 Entry into a Material Definitive Agreement
     On September 19, 2011, RXi Pharmaceuticals Corporation (“we,” “us,” “our” and the “Company”) entered into a license agreement, dated effective as of September 16, 2011, with The Henry M. Jackson Foundation for the Advancement of Military Medicine (“HJF”), The Board of Regents of the University of Texas System and The University of Texas M.D. Anderson Cancer Center under which we acquired rights in additional immunotherapy technology for the treatment of various cancers. The rights include, among others, the exclusive worldwide license to practice under patents covering variants of folate binding protein (“FBP”) that are associated with tumor vaccines directed to specific epitopes on tumor antigens that are recognized by “killer” T-Cells. The license agreement also gives us a non-exclusive license to practice under future technology related to the FBP variants developed by the inventors of the FBP variants and acquired by HJF. The technology subject to the license agreement is covered by pending U.S. and foreign patent applications.
     Under the license agreement, HJF will receive an upfront payment from us and will be entitled to future milestone payments and to royalties with respect to product sales. We also will have certain customary diligence obligations under the license agreement.
Item 8.01 Other Events
     On September 21, 2011, we issued a press release announcing the license agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Exhibits
     (d) Exhibits
     We are filing as part of this report the exhibits listed on the accompanying Index to Exhibits, which information is incorporated herein by reference.

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Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RXI PHARMACEUTICALS CORPORATION
Date: September 21, 2011	By:	/s/ Mark J. Ahn
Mark J. Ahn
President and Chief Executive Officer

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Index to Exhibits

Exhibit No.	Description
10.1	License Agreement, dated as of September 16, 2011, by and among The Henry M. Jackson Foundation for the Advancement of Military Medicine, Inc., The Board of Regents of the University of Texas System, the University of Texas M.D. Anderson Cancer Center, and RXi Pharmaceuticals Corporation. †

99.1	Press release of RXi Pharmaceuticals Corporation issued on September 21, 2011.

†	Certain portions of the Exhibit have been omitted based upon a request for confidential treatment filed by us with the Securities and Exchange Commission. The omitted portions of the Exhibit have been separately filed by us with the Securities and Exchange Commission.

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